UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 3, 2017

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Item 2.02                      Results of Operations and Financial Condition

Today, February 7, 2017, the Registrant is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its fiscal 2017 first quarter financial and operating results.  See Item 7.01, Regulation FD Disclosure, below.

Item 5.07                      Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of the Registrant’s stockholders was held on February 3, 2017.  Each of the 25,720,461 shares entitled to vote at the meeting was entitled to one vote on each matter voted on at the meeting.  The affirmative vote of a majority of the shares represented in person or by proxy at the meeting was required to elect each director and to approve each of the other proposals before the meeting.  The vote totals below are rounded to the nearest whole share, and Broker Non-Votes are not considered to be entitled to vote on the matter in question and are therefore not counted in determining the number of votes required for approval.

At the meeting, there were 24,621,432 shares represented and voted on one or more matters, or 95.7% of the shares entitled to vote at the meeting.

1.	The voting for directors was as follows:

Nominee	“For”	“Withhold”	Broker Non-Votes	Percent of Shares Entitled to Vote Voting “For”
Vinod M. Khilnani	23,190,797	447,233	983,312	98.1%
Robert J. Phillippy	23,241,123	396,908	983,312	98.3%
Larry W. Solley	23,078,784	559,246	983,312	97.6%

Because each nominee received a majority of the shares represented at the meeting and entitled to vote on the nominees, all of the nominees were duly elected.

2.           The voting to ratify the Registrant’s appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending September 30, 2017 was as follows:

“For”	“Against”	“Abstain”	Broker Non-Votes	Percent of Shares Entitled to Vote Voting “For”
24,415,107	202,347	3,889	0	99.2%

Because the proposal received a majority of the shares represented at the meeting and entitled to vote on the matter, it was duly approved.

3.           The advisory vote on the resolution to approve the compensation of the Registrant’s executive officers (“Say on Pay” vote) was as follows:

“For”	“Against”	“Abstain”	Broker Non-Votes	Percent of Shares Entitled to Vote Voting “For”
23,106,630	516,146	15,255	983,312	97.8%

Because the proposal received a majority of the shares represented at the meeting and entitled to vote on the matter, it was duly approved.

4.           The advisory vote on the frequency of the Say on Pay vote was as follows:

“1 Year”	“2 Years”	“3 Years”	“Abstain”	Broker Non-Votes	Percent of Shares Entitled to Vote Voting “1 Year”
20,869,350	12,307	2,744,345	12,027	983,312	88.3%

Because a significant majority of the shares favored holding the Say on Pay vote every “1 Year,” and because this frequency was the one recommended by the Board as well as the one the Company has historically used, the Board resolved immediately after the meeting that the Company will continue to include a Say on Pay vote in its proxy materials every year.

Item 7.01                      Regulation FD Disclosure

Today, February 7, 2017, the Registrant is issuing a press release (Exhibit 99.1) announcing its fiscal 2017 first quarter financial and operating results.  The Registrant will conduct a related Webcast conference call today at 4:00 p.m. Central Time.  This press release will be posted on the Registrant’s web site located at http://www.escotechnologies.com.  It can be viewed through the “Investor Relations” page of the web site under the tab “Press Releases,” although the Registrant reserves the right to discontinue that availability at any time.

Item 8.01                      Other Events

On February 3, 2017, immediately following the above described Annual Meeting, the Board discussed the fact that the November 2016 death of director Donald C. Trauscht, a Class I director with a term expiring in 2018, had created a vacancy on the Board of Directors as well as an imbalance in the number of Directors assigned to each of the three classes of Directors, such that Director Class I currently had only one member while Director Classes II and III each had three members.  The Board noted that the Corporation’s Articles of Incorporation and Bylaws give the Board of Directors the authority and responsibility to determine the number of directors, and to make as nearly equal as possible the number of Directors in each of the three classes.  Accordingly, the Board resolved as follows:

(i)	The authorized size of the Board was reduced from eight (8) to seven (7) members, effective immediately, subject to further change in the discretion of the Board, and

(ii)	Director James M. Stolze, a Class II director with a term expiring in 2019, was reclassified, with his consent, as a Class I Director, with a term expiring in 2018.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated February 7, 2017

Other Matters

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.

References to the Registrant’s web site address are included in this Form 8-K and the press release only as inactive textual references, and the Registrant does not intend them to be active links to its web site.  Information contained on the Registrant’s web site does not constitute part of this Form 8-K or the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 7, 2017
ESCO TECHNOLOGIES INC.

By:   /s/Gary E. Muenster
Gary E. Muenster
Executive Vice President
and Chief Financial Officer